Exhibit 10.11

FOURTH AMENDMENT

TO

REAL ESTATE PURCHASE AGREEMENT

THIS FOURTH AMENDMENT (this “Fourth Amendment”) to the Real Estate Purchase Agreement between and among Ronald E. Snider, Vivian D. Snider, and Ron Snider Family Limited Partnership (collectively the "Real Property Seller"), and Great American Family Parks, Inc., a Nevada public corporation (the "Purchaser"), dated as of November 8, 2004, as amended by the First Amendment dated as of February 18, 2005 (the “First Amendment”), Second Amendment dated as of May 2, 2005 (the “Second Amendment”), and Third Amendment dated as of May 31, 2005, is made effective as of June 13, 2005 (said Real Estate Purchase Agreement as amended by the First Amendment, Second Amendment and Third Amendment, being called herein the AReal Property Purchase Agreement”).

RECITALS:

WHEREAS, Real Property Seller and Purchaser entered into the Real Property Purchase Agreement, the terms of which are incorporated herein by reference; and

WHEREAS, the parties have determined that it is in their mutual best interests to amend the Real Property Purchase Agreement in certain respects as set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants, undertakings and promises herein contained, the parties, intending to be legally bound, agree as follows:

1.  Allocation of Purchase Price.

(a) The parties hereby amend the Real Property Purchase Agreement by inserting therein the following new paragraph (d) of Section 2:

“(d) The parties agree that the Real Property Purchase Price shall be allocated among the land and the various improvements thereon in accordance with the schedule the parties have compiled and entitled “Real Estate and Asset Breakout”.”

(b) The parties hereby amend the Real Property Purchase Agreement by inserting therein and making a part of said agreement the schedule entitled “Real Estate and Asset Breakout” attached to this Fourth Amendment and made a part hereof. The parties acknowledge that said schedule is the same as the schedule referred to in paragraph (a) of this Section 1 of this Fourth Amendment.

2. Amendment to Asset Purchase Agreement. The effectiveness of the provisions of this Fourth Amendment is expressly made contingent upon the execution by the Purchaser and the Asset Seller of that certain Fourth Amendment to Asset Purchase Agreement contemporaneously herewith.

3.  Real Property Purchase Agreement To Remain in Effect.  Except as specifically set forth in this Fourth Amendment, the Real Property Purchase Agreement (including any changes made by the First Amendment, the Second Amendment and the Third Amendment which are not changed by this Fourth Amendment) is hereby ratified and affirmed and shall remain in full force and effect. However, wherever the terms and conditions of this Fourth Amendment and the terms and conditions of the Real Property Purchase Agreement (as amended by the First Amendment, Second Amendment and Third Amendment) conflict, the terms of this Fourth Amendment shall be deemed to supersede the conflicting terms of the Real Property Purchase Agreement.

4.  Defined Terms.  Any proper nouns used in this Fourth Amendment which are not defined herein but are defined in the Real Property Purchase Agreement shall have the meanings respectively ascribed to them in the Real Property Purchase Agreement.

5.  Counterparts.  This Fourth Amendment may be executed in one or more counterparts, and each party hereto may sign a counterpart, and (whether or not all parties hereto have signed each counterpart), each counterpart shall be deemed to be an original.

IN WITNESS WHEREOF, the parties have executed and sealed this Fourth Amendment as of the day and year first above written.

THE REAL PROPERTY SELLER:

RON SNIDER FAMILY LIMITED PARTNERSHIP

BY: /s/ Ronald E. Snider               (SEAL)

      Ronald E. Snider, General Partner

BY: /s/ Vivian D. Snider               (SEAL)

      Vivian D. Snider, General Partner

/s/ Ronald E. Snider                      (SEAL)

Ronald E. Snider

/s/ Vivian D. Snider                      (SEAL)

Vivian D. Snider

PURCHASER:

GREAT AMERICAN FAMILY PARKS, INC.

BY: /s/ Larry Eastland                  (SEAL)

TITLE: President & CEO

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